Supplement Dated February 26, 2021

to the

Prospectus Dated May 1, 2020

and the

Statement of Additional Information

for the

Farmers EssentialLife® Variable Universal Life

issued by

Farmers New World Life Insurance Company

through its

Farmers Variable Life Separate Account A

This Supplement updates certain information in your variable life insurance policy (“Policy”) Prospectus and Statement of Additional Information. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Portfolio Name Changes

Effective on or about May 1, 2021, American Funds Insurance Series® Global Growth and Income Fund will change its name to American Funds Insurance Series® Capital World Growth and Income Fund.

This serves as notification that as a result of the Portfolio name change, all references to American Funds Insurance Series® Global Growth and Income Fund will be deleted and replaced with references to American Funds Insurance Series® Capital World Growth and Income Fund in your Farmers EssentialLife® Variable Universal Life Prospectus on May 1, 2021.

We have made a corresponding change in the names of the Subaccounts that invest in the foregoing Portfolios.